UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2013

Hilton Worldwide Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 883-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the completion of the initial public offering (the “Offering”) of the common stock, par value $0.01 per share (the “Common Stock”) of Hilton Worldwide Holdings Inc. (the “Company”), described in the Company’s prospectus (the “Prospectus”), dated December 11, 2013, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which is deemed to be part of the Company’s the Registration Statement on Form S-1 (File No. 333-191110), as amended (the “Registration Statement”), on December 17, 2013 the Company entered into a Stockholders Agreement, dated as of December 17, 2013, by and among the Company and the stockholders named therein (the “Stockholders Agreement”), and a Registration Rights Agreement, dated as of December 17, 2013, by and among the Company and the stockholders named therein (the “Registration Rights Agreement”).

Affiliates of The Blackstone Group L.P. (“Blackstone”) that are party to the Stockholders Agreement and the Registration Rights Agreement have various relationships with the Company. For further information concerning the other material relationships between the Company and such Blackstone entities and their affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Prospectus.

The Stockholders Agreement and the Registration Rights Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

In addition, the Company may in the future enter into a separate registration rights agreement with former members of Hilton Global Holdings LLC that have become stockholders of the Company to the extent that such former members request that the Company do so. The form of such registration rights agreement was filed as Exhibit 10.14 to the Registration Statement on November 27, 2013.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director; Committee Composition

Effective December 11, 2013, after the effective time of the Registration Statement, Elizabeth A. Smith was appointed to the Board of Directors of the Company, thereby joining Christopher J. Nassetta, Jonathan D. Gray, Michael S. Chae, Tyler S. Henritze, Judith A. McHale, John G. Schreiber, Douglas M. Steenland and William J. Stein. In addition, effective December 11, 2013, after the effective time of the Registration Statement, Douglas M. Steenland, Judith A. McHale and Elizabeth A. Smith serve as members of the audit committee of the Board of Directors, John G. Schreiber, Judith A. McHale and William J Stein serve as members of the compensation committee of the Board of Directors and William J. Stein, Elizabeth A. Smith and Douglas M. Steenland serve as members of the nominating and corporate governance committee of the Board of Directors. Biographical information regarding these directors and a description of the material terms of their compensation have previously been reported by the Company in the Prospectus.

Hilton Worldwide Holdings Inc. 2013 Omnibus Incentive Plan

Effective December 11, 2013, the Company’s Board of Directors and its stockholders adopted the Hilton Worldwide Holdings Inc. 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The Omnibus Incentive Plan provides for the granting of stock options, restricted stock and other stock-based or performance-based awards to directors, officers, employees, consultants and advisors of the Company and its affiliates. For further information regarding the Omnibus Incentive Plan, see “Management—Omnibus Incentive Plan” in the Prospectus. The terms of Omnibus Incentive Plan are substantially the same as the terms set forth in the form previously filed as Exhibit 10.15 to the Registration Statement and as described therein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 17, 2013, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) became effective and the Company’s bylaws were also amended and restated (the “Bylaws”), each as contemplated by the Registration Statement. The Charter and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of Charter and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.3 and 3.4, respectively, to the Registration Statement.

Item 8.01 Other Events.

On December 17, 2013, the Company completed the Offering, including the exercise in full by the underwriters of their option to purchase additional shares, of 135,286,717 shares of Common Stock for cash consideration of $19.275 per share (net of underwriting discounts) to a syndicate of underwriters led by Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, for approximately $2.61 billion in net proceeds before expenses. The Company sold 64,102,564 shares of such Common Stock and a selling stockholder sold 71,184,153 shares of such Common Stock (including the shares issued pursuant to the underwriters’ option to purchase additional shares). The other underwriters in the syndicate were Blackstone Advisory Partners L.P., Macquarie Capital (USA) Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc., Mitsubishi UFJ Securities (USA), Inc., RBS Securities Inc., Robert W. Baird & Co. Incorporated, Credit Agricole Securities (USA) Inc., Nomura Securities International, Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, UBS Securities LLC, CastleOak Securities, L.P., Drexel Hamilton, LLC, Samuel A. Ramirez & Company, Inc. and Telsey Advisory Group LLC.

The Company estimates that the net proceeds to it from its sale of shares of common stock in the Offering (including the payment to be made to the Company by the selling stockholder that is described in the Prospectus), after deducting estimated underwriting discounts and commissions and estimated offering expenses payable by it, were approximately $1,243 million. The Company intends to use the net proceeds received by it from the Offering and available cash to repay approximately $1,250 million of term loan borrowings outstanding under its senior secured credit facilities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Hilton Worldwide Holdings Inc., effective as of December 17, 2013.

3.2	Amended and Restated By-Laws of Hilton Worldwide Holdings Inc.

10.1	Stockholders’ Agreement, dated as of December 17, 2013, by and among Hilton Worldwide Holdings Inc. and certain of its stockholders

10.2	Registration Rights Agreement, dated as of December 17, 2013, by and among Hilton Worldwide Holdings Inc. and certain of its stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Kevin J. Jacobs
Name:	Kevin J. Jacobs
Title:	Executive Vice President and Chief Financial Officer

Date: December 17, 2013

4